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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of Northern Border Partners, L.P. (the "Partnership") for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jerry L. Peters, as Chief Financial and Accounting Officer of the Partnership, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Dated:  August 8, 2005                      /s/ Jerry L. Peters
                                          --------------------------------------
                                          Jerry L. Peters
                                          Chief Financial and Accounting Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.